UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

New York City REIT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective January 11, 2023, the board of directors of New York City REIT, Inc. (the “Company”) approved an adjustment to all equity and equity-based awards outstanding under the Amended and Restated Employee and Director Incentive Restricted Share Plan of American Realty Capital New York City REIT, Inc., the 2020 Omnibus Incentive Compensation Plan of the Company, the 2020 Advisor Omnibus Incentive Compensation Plan of the Company, and the Company 2020 Advisor Multi-Year Outperformance Award Agreement to ratably adjust the aggregate number of shares of Class A common stock, $0.01 par value per share (the “Common Stock”) and/or LTIP Units of the Company’s operating partnership, New York City Operating Partnership. L.P. (the “OP”) to reflect the Reverse Stock Split (as defined below).

Item 7.01. Regulation FD Disclosure

On December 30, 2022, the Company issued a press relating to a change in the Company’s business plan, a reverse stock split and other anticipated certain actions. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On December 30, 2022, the Company announced its intention and desire to expand the scope of the assets and businesses the Company may acquire and operate. In addition to the assets historically acquired and owned, which presently consist of a portfolio of commercial real estate located within the five boroughs of New York City, particularly Manhattan, the Company may now seek to acquire and operate other assets including, but not limited to, hotels, parking facilities, expand its co-working office space business and seek to invest in and operate businesses such as hotel or parking lot management companies. Many of these new asset classes may, however, generate income that does not otherwise constitute income that qualifies for purposes of qualifying as a real estate investment trust or “REIT” for federal income tax purposes. The Company has not historically generated REIT taxable income and does not presently pay dividends to its stockholders. Thus, the Company has not received and does not presently receive a tax benefit from its election to be taxed as a REIT. Likewise, the Company’s charter includes certain restrictions on ownership and transfer of Common Stock in order to maintain compliance with certain REIT tests, which may limit the Company’s ability to raise capital. As a result, the Company expects to elect to terminate the Company’s status as a REIT (known as “deREITing”) during the upcoming first quarter of 2023. The election if and when made, would be effective as of January 1, 2023. Electing out of taxation as a REIT means that the Company would be treated as a C corporation for tax purposes, which means the Company’s income will be taxed at both the federal and state level without deduction for any dividends the Company may pay to its stockholders. In addition, any cash dividends the Company pays to its stockholders will be taxed as dividend income under federal tax law and not at rates applicable to dividends paid by REITs. To the extent we generate taxable income going forward, the Company may be able to limit the tax on its income through the use of net operating loss carryforwards or “NOLs.” The Company generally will be disqualified from seeking to be treated as a REIT for the four taxable years following the year in which it revokes its election. The Company also expects to change its name to eliminate references to “REIT.” Once the election to terminate status as a REIT is made, the restrictions on ownership and transfer contained in the Company’s charter will no longer apply or be enforced by the Company.

Reverse Stock Split

On December 30, 2022, the Company announced that the board approved a reverse stock split of the Common Stock and the outstanding units (“Class A Units”) of its operating partnership, New York City Operating Partnership. L.P. (the “Operating Partnership”), at a ratio of one share for every eight shares presently owned (the “Reverse Stock Split”). The Reverse Stock Split is expected to take effect at approximately 5:00 p.m. Eastern time on January 11, 2023 (the “Effective Time”). Each share of Common Stock outstanding at that time will automatically be converted into 0.125 shares of Common Stock and likewise corresponding adjustments will be made to each outstanding Class A Unit of the Operating Partnership. In addition, at the market open on January 12, 2023, the Common Stock is expected to begin trading on a split-adjusted basis and to be assigned a new CUSIP number.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that otherwise would receive fractional shares will be entitled to receive, in lieu of such fractional shares, cash payments, without interest, in an amount determined based on the volume-weighted average price of the Common Stock on the NYSE on January 11, 2023. The Reverse Stock Split will apply to all of the Company’s outstanding shares of Common Stock as of the Effective Time and therefore will not affect the relative percentage of shares owned by any particular stockholder. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. We have no current plans to take the Company private and the Reverse Stock Split is not related to a strategy to do so.

Stockholders will receive information from the Company’s transfer agent regarding their holdings following the Reverse Stock Split as well as any cash in lieu of fractional shares payable to stockholders that may result from the Reverse Stock Split. Stockholders are not required to take any action to effectuate the exchange of their stock.

As a result of the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced from approximately 15 million outstanding as of September 30, 2022 to approximately 1.9 million giving effect to the reverse split but not giving effect to restricted shares to be issued to a new director of the Company that will occur on or about January 3, 2023 under the Company’s Amended and Restated Employee and Director Incentive Restricted Share Plan. Further, the number of outstanding securities convertible into shares of Common stock issued as a result of incentive plans or otherwise will likewise be adjusted consistent with the terms of the agreements governing the awards to give effect to the Reverse Stock Split.

Rights Offering

On December 30, 2022, the Company announced that, subject to completing the necessary documents and final approval of the Company’s board, including approval to terminate the Company’s election to be taxed as a REIT, it anticipates and intends to raise additional capital through a rights offering made to all holders of Common Stock as of the close of business on January 12, 2023 (the “Record Date”). The Company anticipates seeking to raise approximately $5.0 million in aggregate gross proceeds through the distribution of non-transferable subscription rights to purchase shares of Common Stock at a subscription price to be determined by the board, or an offering committee thereof, after the Reverse Stock Split is completed and otherwise on such terms and subject to such conditions as may be required to comply with any applicable New York Stock Exchange rules and regulations. The Company plans to distribute, at no charge to stockholders, one non-transferable right for each share of common stock owned as of the Record Date. The number of shares into which each right is exercisable remains to be determined.

The Company anticipates commencing the rights offering within one week of the Record Date. Stockholders will be given up to sixteen (16) calendar days to exercise the subscription rights following the date that the rights are distributed to the holders known as the “distribution date.” The Company will have the right to extend the expiration of, or to terminate, the offering. Holders who fully exercise their subscription rights will also be given the opportunity to purchase additional shares of Common Stock (if any) that remain unsubscribed at the expiration of the offering subject to availability and pro rationing among the holders of Common Stock. In connection with the rights offering, our board expects to exempt any purchases made in connection with exercising subscription rights from the ownership limits contained in the Company’s amended and restated rights agreement. In addition, our board also expects to waive the existing ownership limit imposed on purchases by Bellevue Capital Partners, LLC (“Bellevue”) and its affiliates for shares to be purchased in the rights offering. The information herein, including the expected timing and terms of the anticipated rights offering, is not complete and is subject to change, and the Company reserves the right to cancel or terminate the anticipated rights offering at any time.

The rights offering would be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-248121) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the rights offering. Investors should reference the registration statement and base prospectus currently on file and the prospectus supplement once filed, each of which is, or will be, available upon filing at the SEC’s website at www.sec.gov for a more detailed description of the offered securities and terms of the offering.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Risk Factors

The Company is including the below risk factor for the purpose of supplementing and updating the disclosure contained in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the SEC on November 14, 2022.

The reverse stock split may decrease the liquidity of the shares of our common stock and could lead to a decrease in our overall market capitalization.

The liquidity of the shares of our common stock may be affected adversely by a reverse stock split proposed to be effected by the Company given the reduced number of shares of our common stock that will be outstanding following the reverse stock split, especially if the market price of our common stock does not increase as a result of the split.

The proposed reverse stock split, if effected, should have the effect of increasing the per share trading price of our common stock but there is no assurance that the trading price of our common stock after the reverse stock split will rise (or remain constant) in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split. The history of reverse stock splits for other companies is varied, particularly because some investors may view a reverse stock split negatively. We cannot predict the impact of the revise stock split on the trading price of our common stock. Our total market capitalization after the reverse stock split, if completed, may be lower than our total market capitalization before the reverse stock split.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s potential election to terminate its status as a REIT, (b) the anticipated benefits of the potential Reverse Stock Split, (c) the Company’s ability to launch the rights offering as expected, (d) whether stockholders of record will exercise their rights to purchase common stock and the amount subscribed, (e) whether the Company will be able to successfully acquire new assets or businesses, (f) the potential adverse effects of (i) the global COVID-19 pandemic, including actions taken to contain or treat COVID-19, (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, and (iii) inflationary conditions and higher interest rate environment, (g) the fact that we had to restate or revise certain of our historical financial statements and have identified a material weakness in our internal controls and (h) that any potential future acquisition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 18, 2022 and all other filings with the SEC after that date including but not limited to the Current Report on Form 8-K, Amendment number one to the Quarterly Report on Form 10-Q as of and for the period ended June 30, 2022 and the Quarterly Report on Form 10-Q as of and for the period ended September 30, 2022 all as filed on November 14, 2022 as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 30, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New York City REIT, Inc.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President and Secretary

Dated: December 30, 2022